The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
SPECIAL BOND FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2001


First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.


Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.*

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was -0.01%, compared to a return of 1.79% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 94 cents per share.

For 2001, the high yield market as measured by the Credit Suisse First Boston High Yield (CSFB HY) Index returned 5.8%. The CSFB HY Index outperformed ten-year Treasuries and, for the second year in a row, the equity market. However, the high yield market underperformed other sectors of the bond market, such as investment grade bonds and Treasuries.

Essentially, the high yield market's performance was affected by a higher rate of defaults by bond issuers, as well as a decline in the price of existing bonds. The defaults and price declines both stemmed from the fact that the U.S. economy slipped into a recession during the year. According to the National Bureau of Economic Research, a recession officially began in March of 2001.

High yield bonds produced strong returns in January of 2001, as investors looked forward to an economic rebound later in the year. When a quick recovery failed to materialize, investors' confidence evaporated and the high yield market struggled through much of the first three quarters of 2001. The high yield market declined severely following the September 11th terrorist attacks, as market participants feared that the economy would be worse than they had originally anticipated. Much of that decline reversed in October, November and December as people became more confident of the long-term economic outlook. For the fourth quarter of 2001, high yield bonds provided the best returns by far in the bond market, as cash flow into high yield mutual funds increased.

The Fund's performance lagged the Index mostly because of defaults and severe price declines in the wake of the collapse of the telecom sector. Specifically, the Fund owned positions in XO Communications and Netia, both of which announced restructurings near the end of the year. The defaults or near-defaults of some economically sensitive issuers, such as Huntsman Polymers, also hurt performance.

On the positive side, recoveries by some earlier defaults, such as Carmike Cinemas, helped performance, as did good security selection in the automotive, industrial and defense sectors. Examples of solid performers include Collins & Aikman, Columbus McKinnon and L-3
Communications.

While the past year has been a difficult period for the U.S. economy and the high yield bond market, there are some early signs of a recovery that give us confidence that the economy is at, or near, its bottom and will recover in 2002. Although the near-term outlook remains uncertain, we have high hopes for a sustained economic recovery, as well as a rebound for the high yield market in the future. As always, the Fund will remain vigilant in its research, seeking out stable and improving credits, doing all it can to avoid defaults, and continuing to pursue value in the high yield marketplace.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.** First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.


Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

Thank you for making the Special Bond Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ RICHARD T. BOURKE

Richard T. Bourke
Co-Portfolio Manager***

/s/ GREG MILLER

Greg Miller
Co-Portfolio Manager***

January 31, 2002

  * The Fund is only available through the purchase of variable annuity contracts issued by First Investors Life Insurance Company. The annual report does not reflect the additional expenses and charges that are applicable to variable annuity contracts.

 ** There are a variety of risks associated with investing in all variable annuity subaccounts. For the bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.

*** Messrs. Bourke and Miller became the Fund's Co-Portfolio Managers on December 10, 2001.


Cumulative Performance Information
FIRST INVESTORS SPECIAL BOND FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Special Bond Fund, Inc. and the CS First Boston High Yield
Index.

As of December 31, 2001

           SPECIAL BOND            CS FIRST
                   FUND        BOSTON INDEX
Dec-91          $10,000             $10,000
Dec-92          $11,456             $11,666
Dec-93          $13,547             $13,872
Dec-94          $13,400             $13,737
Dec-95          $16,181             $16,125
Dec-96          $18,300             $18,128
Dec-97          $20,303             $20,417
Dec-98          $20,565             $20,536
Dec-99          $21,848             $21,000
Dec-00          $20,413             $19,700
Dec-01          $20,410             $20,931

                    Average Annual Total Return*
One Year                      (0.01%)
Five Years                     2.21%
Ten Years                      7.40%
S.E.C. 30-Day Yield            9.01%

The graph compares a $10,000 investment in the First Investors Special Bond Fund, Inc. beginning 12/31/91 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. As of 12/31/01, the Index consisted of 1,549 different issues, most of which are cash pay, but also included in the Index are zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which are in default. As of 12/31/01, approximately 1.7% of the market value of the Index was in default. The bonds included in the Index have an average life of 6.4 years, an average maturity of 7.1 years, an average duration of 4.1 years and an average coupon of 9.64%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/01. The returns shown do not reflect any sales charges, since the Fund sells its shares solely to First Investors Life Variable Annuity Fund A at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures are from CS First Boston Corporation and all other figures are from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2001
-------------------------------------------------------------------------------------------------------
                                                                                                 Amount
                                                                                               Invested
                                                                                               For Each
Principal                                                                                    $10,000 of
   Amount     Security                                                          Value        Net Assets
-------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--87.1%
              Aerospace/Defense--3.1%
   $  150M    Alliant Techsystems, Inc.,  8 1/2%, 2011                     $  156,750            $   71
      500M    L-3 Communications Corp., 8%, 2008                              523,125               237
-------------------------------------------------------------------------------------------------------
                                                                              679,875               308
-------------------------------------------------------------------------------------------------------
              Automotive--4.2%
      225M    Accuride Corp., 9 1/4%, 2008                                    120,375                55
      575M    Cambridge Industries, Inc., 10 1/4%, 2007 **                     33,432                15
      500M    Collins & Aikman Products Co., 11 1/2%, 2006                    490,000               222
      100M    Dana Corp., 9%, 2011 +                                           93,122                42
       50M    Exide Corp., 10%, 2005                                           14,250                 6
      500M    Special Devices, Inc., 11 3/8%, 2008                            178,750                82
-------------------------------------------------------------------------------------------------------
                                                                              929,929               422
-------------------------------------------------------------------------------------------------------
              Chemicals--4.1%
      800M    Huntsman Polymers Corp., 11 3/4%, 2004  **                      152,000                69
      325M    Hydrochem Industrial Services, Inc.,
                10 3/8%, 2007                                                 235,625               107
      150M    Lyondell Chemical Co., 9 1/2%, 2008 +                           149,250                67
      200M    Millennium America, Inc., 9 1/4%, 2008                          205,000                93
      150M    Noveon, Inc., 11%, 2011                                         158,250                72
-------------------------------------------------------------------------------------------------------
                                                                              900,125               408
-------------------------------------------------------------------------------------------------------
              Consumer Non-Durables--4.4%
      200M    AKI, Inc., 10 1/2%, 2008                                        191,000                87
      555M    Hine Horticulture, Inc., 12 3/4%, 2005                          557,775               253
      200M    Playtex Products, Inc., 9 3/8%, 2011                            212,000                96
-------------------------------------------------------------------------------------------------------
                                                                              960,775               436
-------------------------------------------------------------------------------------------------------
              Energy--5.6%
      300M    Compagnie Generale de Geophysique,
                10 5/8%, 2007                                                 307,500               139
      125M    Dresser, Inc., 9 3/8%, 2011                                     128,125                58
      500M    Giant Industries, Inc., 9%, 2007                                485,625               220
      300M    Tesoro Petroleum Corp., 9 5/8%, 2008 +                          312,750               142
-------------------------------------------------------------------------------------------------------
                                                                            1,234,000               559
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                                                 Amount
                                                                                               Invested
                                                                                               For Each
Principal                                                                                    $10,000 of
   Amount     Security                                                          Value        Net Assets
-------------------------------------------------------------------------------------------------------
              Financial--.2%
   $  125M    Finova Group, Inc., 7 1/2%, 2009                             $   53,125            $   24
-------------------------------------------------------------------------------------------------------
              Food/Drug--1.5%
      350M    Di Giorgio Corp., 10%, 2007                                     337,750               153
-------------------------------------------------------------------------------------------------------
              Food/Tobacco--3.7%
      500M    Canandaigua Brands, Inc., 8 1/2%, 2009                          505,000               229
      150M    Land O'Lakes, Inc., 8 3/4%, 2011 +                              145,500                66
      150M    Pilgrim's Pride Corp., 9 5/8%, 2011                             160,500                73
-------------------------------------------------------------------------------------------------------
                                                                              811,000               368
-------------------------------------------------------------------------------------------------------
              Forest Products/Containers--6.7%
      500M    Packaging Corporation of America,
                9 5/8%, 2009                                                  550,000               250
      175M    Polatch Corp., 10%, 2011 +                                      182,875                83
      350M    Riverwood International Corp., 10 1/4%, 2006                    362,250               164
      200M    Stone Container Corp., 9 3/4%, 2011                             213,500                97
      175M    Tekni-Plex, Inc., 12 3/4%, 2010                                 170,625                77
-------------------------------------------------------------------------------------------------------
                                                                            1,479,250               671
-------------------------------------------------------------------------------------------------------
              Gaming/Leisure--3.4%
      450M    Isle of Capri Casinos, Inc., 8 3/4%, 2009                       435,375               197
      180M    Outboard Marine Corp., 10 3/4%, 2008 **                             224                --
      300M    Park Place Entertainment Corp., 9 3/8%, 2007                    314,250               143
-------------------------------------------------------------------------------------------------------
                                                                              749,849               340
-------------------------------------------------------------------------------------------------------
              Healthcare--5.3%
      75M     ALARIS Medical Systems, Inc.,
                11 5/8%, 2006 +                                                81,375                37
      300M    CONMED Corp., 9%, 2008                                          307,500               139
      400M    Fisher Scientific International, Inc., 9%, 2008                 412,000               187
      150M    Insight Health Services Corp., 9 7/8%, 2011 +                   156,000                71
      300M    Integrated Health Services, Inc., 9 1/2%, 2007 **                 8,250                 4
      350M    Leiner Health Products, Inc., 9 5/8%, 2007 **                    54,250                24
      150M    Omnicare, Inc., 8 1/8%, 2011                                    156,000                71
-------------------------------------------------------------------------------------------------------
                                                                            1,175,375               533
-------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2001
-------------------------------------------------------------------------------------------------------
                                                                                                 Amount
                                                                                               Invested
                                                                                               For Each
Principal                                                                                    $10,000 of
   Amount     Security                                                          Value        Net Assets
-------------------------------------------------------------------------------------------------------
              Housing--1.5%
   $  100M    Integrated Electrical Services, Inc.,
                9 3/8%, 2009                                               $   89,000            $   40
      250M    Nortek, Inc., 9 7/8%, 2011                                      248,750               113
-------------------------------------------------------------------------------------------------------
                                                                              337,750               153
-------------------------------------------------------------------------------------------------------
              Information Technology--.1%
      150M    Exodus Communications, Inc., 10 3/4%, 2009 **                    27,750                12
-------------------------------------------------------------------------------------------------------
              Manufacturing--2.5%
      600M    Columbus McKinnon Corp., 8 1/2%, 2008                           561,000               254
-------------------------------------------------------------------------------------------------------
              Media - Broadcasting--3.6%
      150M    Nexstar Finance LLC, Inc.,  1/2%, 2008                          150,750                68
      300M    Sinclair Broadcast Group, Inc., 10%, 2005                       309,999               141
      150M    Sinclair Broadcast Group, Inc., 8 3/4%, 2011 +                  150,750                68
      200M    Young Broadcasting Corp., 10%, 2011                             187,000                85
-------------------------------------------------------------------------------------------------------
                                                                              798,499               362
-------------------------------------------------------------------------------------------------------
              Media - Cable TV--9.5%
      225M    Adelphia Communications Corp., 10 1/4%, 2011                    225,563               103
      500M    Charter Communications Holdings
                LLC/Capital Corp., 10%, 2009                                  515,625               234
      500M    Mediacom LLC/Mediacom Capital Corp.,
                8 1/2%, 2008                                                  505,000               229
      300M    NTL, Inc., 11 1/2%, 2008                                        106,500                48
      200M    Quebecor Media, Inc., 11 1/8%, 2011                             214,500                97
      500M    Star Choice Communications, Inc., 13%, 2005                     527,500               239
-------------------------------------------------------------------------------------------------------
                                                                            2,094,688               950
-------------------------------------------------------------------------------------------------------
              Media - Diversified--7.4%
      460M    Carmike Cinemas, Inc., 9 3/8%, 2009                             480,700               218
      500M    Garden State Newspapers, Inc., 8 5/8%, 2011                     490,000               222
      180M    Loews Cineplex Entertainment Corp.,
                8 7/8%, 2008 **                                                15,525                 7
      350M    Mail-Well I Corp., 8 3/4%, 2008                                 274,750               124
      500M    MDC Communications Corp., 10 1/2%, 2006                         367,500               167
-------------------------------------------------------------------------------------------------------
                                                                            1,628,475               738
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                                                 Amount
                                                                                               Invested
                                                                                               For Each
Principal                                                                                    $10,000 of
   Amount     Security                                                          Value        Net Assets
-------------------------------------------------------------------------------------------------------
              Metals/Mining--4.3%
   $  600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                   $  600,000           $   272
      350M    Euramax International PLC, 11 1/4%, 2006                        336,000               152
-------------------------------------------------------------------------------------------------------
                                                                              936,000               424
-------------------------------------------------------------------------------------------------------
              Retail - General Merchandise--1.4%
      300M    Michael's Stores, Inc., 9 1/4%, 2009                            318,000               144
-------------------------------------------------------------------------------------------------------
              Services--4.7%
      400M    Allied Waste NA, Inc., 10%, 2009                                414,000               188
      200M    Encompass Services Corp., 10 1/2%, 2009 +                       131,000                59
      500M    Kindercare Learning Centers, Inc., 9 1/2%, 2009                 480,000               218
-------------------------------------------------------------------------------------------------------
                                                                            1,025,000               465
-------------------------------------------------------------------------------------------------------
              Telecommunications--3.8%
      250M    GT Group Telecom, Inc., 0%-13 1/4%, 2010                         33,750                15
      600M    ICG Services, Inc., 0%-10%, 2008 **                              37,500                17
      500M    Level 3 Communications, Inc., 9 1/8%, 2008                      237,500               107
      750M    Netia Holdings BV, 0%-11 1/4%, 2007 **                          123,750                56
      500M    RCN Corp., 0%-11%, 2008                                         152,500                69
      500M    Viatel, Inc., 0%-12 1/2%, 2008 **                                 1,875                 1
      450M    Williams Communications Group, Inc.,
                11 7/8%, 2010                                                 186,750                85
      500M    World Access, Inc., 13 1/4%, 2008 **                              6,250                 3
      400M    XO Communications, Inc., 9%, 2008 **                             50,000                23
-------------------------------------------------------------------------------------------------------
                                                                              829,875               376
-------------------------------------------------------------------------------------------------------
              Utilities--1.6%
      450M    Cathay International, Ltd., 13 1/2%, 2008 +                     352,125               160
-------------------------------------------------------------------------------------------------------
              Wireless Communications--4.5%
      300M    Crown Castle International Corp., 9 3/8%, 2011                  276,750               125
      500M    McCaw International, Ltd., 0%-13%, 2007                          27,500                12
      450M    Nextel Communications, Inc., 0%-9.95%, 2008                     310,500               141
      300M    Triton Communications LLC, 0%-11%, 2008                         273,000               124
-------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2001
-------------------------------------------------------------------------------------------------------
                                                                                                 Amount
                                                                                               Invested
                                                                                               For Each
Principal                                                                                    $10,000 of
   Amount     Security                                                          Value        Net Assets
-------------------------------------------------------------------------------------------------------
              Wireless Communications (continued)
   $  100M    Triton Communications LLC, 8 3/4%, 2011 +                   $   100,500            $   46
-------------------------------------------------------------------------------------------------------
                                                                              988,250               448
-------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $25,707,939)                          19,208,465             8,708
-------------------------------------------------------------------------------------------------------
              COMMON STOCKS--1.0%
              Media - Cable TV--.5%
      3,779  *Echostar Communications Corp. -- Class A                        103,809                47
-------------------------------------------------------------------------------------------------------
              Media - Diversified--.5%
      1,500  *MediaNews Group, Inc. -- Class A                                120,000                55
-------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
      2,037  *Viatel, Inc.                                                         40                --
      1,571  *World Access, Inc.                                                    2                --
-------------------------------------------------------------------------------------------------------
                                                                                   42                --
-------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $79,443)                                   223,851               102
-------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.3%
              Manufacturing--.3%
      312     Day International Group, Inc., 12 1/4%, PIK, 2010                66,241                30
-------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
      2,105   Global Crossing Holdings, Ltd., 10 1/2%, PIK, 2008                2,631                 1
-------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $477,437)                                68,872                31
-------------------------------------------------------------------------------------------------------
              WARRANTS--.1%
              Media - Cable TV--.1%
      11,580 *Star Choice Communications, Inc. (expiring 12/15/05) +           30,398                14
-------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
      250    *GT Group Telecom, Inc. (expiring 2/1/10) +                        1,375                --
-------------------------------------------------------------------------------------------------------
              Wireless Communications--.0%
    1,100    *McCaw International, Ltd. (expiring 4/15/07) +                       11                --
-------------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $22,587)                                         31,784                14
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                                                 Amount
                                                                                               Invested
                                                                                               For Each
Principal                                                                                    $10,000 of
   Amount     Security                                                          Value        Net Assets
-------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--5.0%
   $1,000M    U.S. Treasury Notes, 7%, 2006
                (cost $1,053,005)                                         $ 1,108,282           $   503
-------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--3.2%
      450M    General Electric Capital Corp., 1.87%, 1/9/02                   449,813               204
      250M    Kraft Foods, Inc., 1.88%, 1/9/02                                249,895               113
-------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $699,708)                     699,708               317
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $28,040,119)               96.7%          21,340,962             9,675
Other Assets, Less Liabilities                               3.3              717,143               325
-------------------------------------------------------------------------------------------------------
Net Assets                                                 100.0%         $22,058,105           $10,000
=======================================================================================================
 + See Note 5
 * Non-income producing
** Security is in default and currently not paying interest

See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2001
------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
  (identified cost $28,040,119) (Note 1A)                                                  $21,340,962
Cash                                                                                           260,724
Interest receivable                                                                            486,342
Other assets                                                                                     4,373
                                                                                          ------------
Total Assets                                                                                22,092,401
                                                                                          ------------
Liabilities
Accrued advisory fee                                                                            13,811
Accrued expenses                                                                                20,485
                                                                                          ------------
Total Liabilities                                                                               34,296
                                                                                          ------------
Net Assets                                                                                 $22,058,105
                                                                                          ============
Net Assets Consist of:
Capital paid in                                                                            $31,677,627
Accumulated net realized loss on investment transactions                                    (2,920,365)
Net unrealized depreciation in value of investments                                         (6,699,157)
                                                                                          ------------
Total                                                                                      $22,058,105
                                                                                          ============
Net Asset Value, Offering Price and Redemption Price Per Share
  ($22,058,105 divided by 2,584,747 shares outstanding),
  25,000,000 shares authorized, $1.00 par value (Note 2)                                         $8.53
                                                                                                 =====

See notes to financial statements



Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Year Ended December 31, 2001
------------------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                                                $2,437,044
  Dividends (Note 1E)                                                         31,034
                                                                       -------------
Total income                                                                                $2,468,078

Expenses (Notes 1 and 4):
  Advisory fee                                                               172,924
  Professional fees                                                           24,246
  Custodian fees                                                               4,679
  Other expenses                                                               5,646
                                                                       -------------
Total expenses                                                               207,495
Less -- Custodian fees paid indirectly                                        (4,139)
                                                                       -------------
Net expenses                                                                                   203,356
                                                                                         -------------
Net investment income                                                                        2,264,722

Realized and Unrealized Gain (Loss)
  on Investments (Note 3):

Net realized loss on investments                                          (1,278,646)
Net unrealized depreciation of investments                                  (929,015)
                                                                       -------------
Net loss on investments                                                                     (2,207,661)
                                                                                         -------------
Net Increase in Net Assets Resulting
  from Operations                                                                           $   57,061
                                                                                         =============

See notes to financial statements



Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.
------------------------------------------------------------------------------------------------------
Year Ended December 31                                                          2001              2000
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations
Net investment income                                                    $ 2,264,722       $ 2,711,391
Net realized loss on investments                                          (1,278,646)         (463,320)
Net unrealized depreciation of investments                                  (929,015)       (4,025,646)
                                                                       -------------     -------------
Net increase (decrease) in net assets
  resulting from operations                                                   57,061        (1,777,575)
                                                                       -------------     -------------
Dividends to Shareholders
Net investment income                                                     (2,379,747)       (3,046,992)
                                                                       -------------     -------------
Capital Share Transactions *
Proceeds from shares sold                                                    139,729           153,285
Reinvestment of dividends                                                  2,379,747         3,046,992
Cost of shares redeemed                                                   (2,274,038)       (4,434,677)
                                                                       -------------     -------------
Net increase (decrease) in net assets resulting
  from share transactions                                                    245,438        (1,234,400)
                                                                       -------------     -------------
Net decrease in net assets                                                (2,077,248)       (6,058,967)

Net Assets
Beginning of year                                                         24,135,353        30,194,320
                                                                       -------------     -------------
End of year (including undistributed net
  investment income of $0 and $91,190,
  respectively)                                                          $22,058,105       $24,135,353
                                                                       =============     =============
*Capital Shares Issued and Redeemed
Sold                                                                          14,793            14,520
Issued for dividends reinvested                                              267,300           295,805
Redeemed                                                                    (246,167)         (416,792)
                                                                       -------------     -------------
Net increase (decrease) in capital shares                                     35,926          (106,467)
                                                                       =============     =============

See notes to financial statements



Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2001

1. Significant Accounting Policies--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available or determined to be unreliable, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. As of December 31, 2001, the Fund had capital loss carryovers of $2,828,858, of which $287,903 expires in 2003, $253,501 in 2004, $636,995 in 2007, $365,853 in 2008 and
$1,284,606 in 2009.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.


D. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on the preferred stock holdings are recognized as dividend income and recorded at the market value on the date the shares are received. For the year ended December 31, 2001, the fund recognized $20,534 from these taxable "payment in kind" distributions. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are amortized/accreted using the interest method. For the year ended December 31, 2001, the Fund's custodian has provided credits in the amount of $4,139 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock--Shares of the Fund are sold only through the purchase of First Investors Life Variable Annuity Fund A contracts issued by First Investors Life Insurance Company.

3. Security Transactions--For the year ended December 31, 2001, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated $7,957,440 and $7,622,359, respectively.

As of December 31, 2001, the cost of investments for federal income tax purposes was $28,169,226. Accumulated net unrealized depreciation on investments was $6,828,264, consisting of $818,501 gross unrealized appreciation and $7,646,765 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the year ended December 31, 2001, total directors fees accrued by the Fund amounted to $325.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.


5. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. As of December 31, 2001, the Fund held fourteen 144A securities with an aggregate value of $1,887,031 representing approximately 8.6% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk--The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Change in Accounting Principle--As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $115,126 reduction in the cost of securities and a corresponding $115,126 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001. The effect of this change in 2001 was to decrease net investment income by $32,912, increase net unrealized gains and losses by $13,981, increase net realized gains and losses by $18,931, decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.15%. Years prior to 2001 have not been restated for this change in accounting principle.

8. Tax Components of Distributions to Shareholders--Distributions to shareholders on a tax basis during the years ended December 31, 2001 and 2000, consisting entirely of ordinary income, were $2,379,747 and $3,046,992, respectively.

As of December 31, 2001, the components of distributable earnings on a tax basis were:

              Undistributed        Capital                            Total
                   Ordinary           Loss      Unrealized    Distributable
Fund                 Income      Carryover    Depreciation         Earnings
----                 ------    -----------    ------------    -------------
Special Bond         $9,077    $(2,828,858)    $(6,938,702)     $(9,758,483)


Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                           -----------------------------------------------------
                                                             Year Ended December 31
                                           -----------------------------------------------------
                                             2001*      2000        1999       1998       1997
                                           --------   --------   --------   ---------   --------
Per Share Data
--------------
Net Asset Value, Beginning of Year           $ 9.47     $11.37     $11.86      $12.89     $12.75
                                           --------   --------   --------   ---------   --------

Income from Investment Operations
 Net investment income                         0.90       1.08       1.10        1.12       1.11
 Net realized and unrealized
  gain (loss) on investments                  (0.90)     (1.78)      (.39)       (.95)       .23
                                           --------   --------   --------   ---------   --------

   Total from Investment Operations              --       (.70)       .71         .17       1.34
                                           --------   --------   --------   ---------   --------

Less Dividends from
 Net Investment Income                         0.94       1.20       1.20        1.20       1.20
                                           --------   --------   --------   ---------   --------

Net Asset Value, End of Year                 $ 8.53     $ 9.47     $11.37      $11.86     $12.89
                                           ========   ========   ========   =========   ========

Total Return(%)+                              (0.01)     (6.57)      6.24        1.29      10.94
----------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Year (in thousands)      $22,058    $24,135    $30,194     $32,260    $36,082

Ratio to Average Net Assets:(%)
 Expenses                                       .90        .89        .87         .89        .86
 Net investment income                         9.80      10.09       9.38        8.93       8.60

Portfolio Turnover Rate(%)                       35         37         32          65         53

* See Note 7
+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

See notes to financial statements



Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of December 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of December 31, 2001 and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
February 1, 2002


FIRST INVESTORS SPECIAL BOND FUND, INC.
Directors and Officers*

                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------
DISINTERESTED DIRECTORS/TRUSTEES

Robert M. Grohol  69                         Director/Trustee        None/Retired            50                None
263 Woodland Road                            since 6/30/00
Madison, NJ 07940

Rex R. Reed  79                              Director/Trustee        None/Retired            50                None
259 Governors Drive                          since 3/31/84
Kiawah Island, SC 29455

Herbert Rubinstein  80                       Director/Trustee        None/Retired            50                None
695 Charolais Circle                         since 9/20/79
Edwards, CO 81632

James M. Srygley  69                         Director/Trustee        Owner                   50                None
39 Hampton Road                              since 1/19/95           Hampton
Chatham, NJ 07928                                                    Properties

Robert F. Wentworth  72                      Director/Trustee        None/Retired            50                None
217 Upland Downs Road                        since 10/15/92
Manchester Center, VT 05255



                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------

INTERESTED DIRECTORS/TRUSTEES**

Glenn O. Head  76                            Director/Trustee        Chairman of             50                None
c/o First Investors                          since 1968              First Investors
Management Company, Inc.                                             Corporation,
95 Wall Street                                                       Chairman of
New York, NY 10005                                                   First Investors
                                                                     Consolidated
                                                                     Corporation,
                                                                     Chairman of
                                                                     First Investors
                                                                     Management
                                                                     Company, Inc.,
                                                                     Chairman of
                                                                     Administrative Data
                                                                     Management Corp.,
                                                                     and officer of
                                                                     other affiliated
                                                                     companies***

Kathryn S. Head  46                          Director/Trustee        Vice President          50                None
c/o First Investors                          since 3/17/94           of First Investors
Management Company, Inc.                                             Corporation,
581 Main Street                                                      President of
Woodbridge, NJ 07095                                                 First Investors
                                                                     Consolidated
                                                                     Corporation,
                                                                     President of
                                                                     First Investors
                                                                     Management
                                                                     Company, Inc.,
                                                                     President of
                                                                     Administrative Data
                                                                     Management Corp.,
                                                                     Chairman of
                                                                     First Investors
                                                                     Federal Savings
                                                                     Bank and
                                                                     officer of
                                                                     other affiliated
                                                                     companies***


FIRST INVESTORS SPECIAL BOND FUND, INC.
Directors and Officers* (continued)

                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------

INTERESTED DIRECTORS/TRUSTEES** (continued)

Larry R. Lavoie  54                          Director/Trustee        General Counsel         50                None
c/o First Investors                          since 9/17/98           First Investors
Management Company, Inc.                                             Corporation
95 Wall Street                                                       and other
New York, NY 10005                                                   affiliated
                                                                     companies***

John T. Sullivan  70                         Director/Trustee        Of Counsel              50                None
c/o First Investors                          since 9/20/79           Hawkins,
Management Company, Inc.                                             Delafield &
95 Wall Street                                                       Wood; Director
New York, NY 10005                                                   and Chairman
                                                                     of Executive
                                                                     Committee of
                                                                     First Investors
                                                                     Corporation

  * Each Trustee/Director serves for an indefinite term with the Funds, until his/her successor is elected. The Statement of Additional Information includes information about Fund directors/trustees and is available, without charge, upon request, by contacting the Fund at 1-800-423-4026.

 ** Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriters of the Funds, (b) they are officers, directors and employees of the advisers and principal underwriters of the Funds, and (c) they are officers of the Funds. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee/director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

*** Other affiliated companies consist of: First Investors Realty
    Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.


                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------
OFFICER(S) WHO ARE NOT DIRECTORS/TRUSTEES

Joseph I. Benedek  44                        Treasurer               Treasurer               50                None
c/o First Investors                          since 1988              and Principal
Management Company, Inc.                                             Accounting Officer
581 Main Street
Woodbridge, NJ 07095

Concetta Durso  65                           Vice President          Vice President of       50                None
c/o First Investors                          and Secretary           First Investors
Management Company, Inc.                     since 1984              Management
95 Wall Street                                                       Company, Inc. and
New York, NY 10005                                                   Vice President
                                                                     and Secretary
                                                                     of the
                                                                     First Investors
                                                                     Family of
                                                                     Funds


FIRST INVESTORS SPECIAL BOND FUND, INC.
Shareholder Information

Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.